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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of report (Date of earliest event
                           reported) November 9, 1998

               Credit Suisse First Boston Mortgage Securities Corp. (Exact Name of Registrant as Specified in Charter)


       Delaware                   333-51771               13-3320910
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(State or Other Jurisdiction     (Commission          (I.R.S. Employer
     of Incorporation)           File Number)         Identification No.)

                              Eleven Madison Avenue
                            New York, New York  10010
                         (Address of Principal Executive
                              Offices and Zip Code)


     Registrant's telephone number, including area code (212) 325-2000

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Item 5.  Other Events

Filing of Collateral Term Sheets.

     In connection with the proposed offering of Credit Suisse First Boston Mortgage Securities Corp. (the "Company") Commercial Mortgage Pass-Through Certificates, Series 1998-C2, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Collateral Term Sheets") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

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Item 7.  Financial Statements, Pro Forma Financial

     Information and Exhibits.

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


         Exhibit No.                                 Description

             99                             Collateral Term Sheets filed on
                                            Form SE dated November 9, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                                               SECURITIES CORP.

                                           By: /s/ Allan J. Baum
                                               ------------------------------
                                               Name:  Allan J. Baum
                                               Title: Vice President

Dated:   November 9, 1998

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                                  Exhibit Index

Exhibit                                                            Page
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99.      Collateral Term Sheets filed on Form SE
         dated November 9, 1998                                      6

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